UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2005

RSA Security Inc.

(Exact name of registrant as specified in charter)

Delaware	000-25120	04-2916506

(State or other juris- diction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

174 Middlesex Turnpike, Bedford, Massachusetts	01730

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 515-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     RSA Security Inc. is filing this current report on Form 8-K for the purpose of furnishing to the Securities and Exchange Commission its presentation entitled RSA Security Investor Summary, dated April/May 2005, attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

     See the Exhibit Index attached to this Report.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSA Security Inc.
(Registrant)

Date: April 28, 2005	By:	/s/Jeffrey D. Glidden
Jeffrey D. Glidden
Senior Vice President, Finance and Operations, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation of RSA Security Inc. entitled RSA Security Investor Summary, dated April/May 2005.